UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

AIMMUNE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37519	45-2748244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8000 Marina Blvd, Suite 300
Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 614-5220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIMT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 23, 2019, the Board approved amendments to the Company’s Code of Business Conduct and Ethics (the “Code of Conduct”), which applies to all employees, officers and directors of the Company.  The Code of Conduct was amended to, among other things, reflect certain changes to the Company’s compliance hotline and online reporting service.  The foregoing summary of the amendments to the Code of Conduct is subject to and qualified in its entirety by reference to the full text of the Code of Conduct, as so amended, a copy of which is attached as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.05.  The amended Code of Conduct has been posted in the Corporate Governance section of the Investor Relations portion of the Company’s website at www.aimmune.com.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 23, 2019, Aimmune Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2019. Only stockholders of record as of the close of business on March 29, 2019, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 62,469,685 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1. The election of two directors to hold office until the 2022 annual meeting of stockholders or until their respective successor is elected:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jayson D.A. Dallas	45,713,505	974,116	9,020,706
Mark T. Iwicki	26,610,255	20,077,366	9,020,706
Gregory Behar	24,345,782	22,341,839	9,020,706

Proposal 2. The ratification of the selection, by the audit committee of the board of directors of the Company, of KPMG, LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019:

Votes For	Votes Against	Abstentions
55,621,382	66,603	20,342

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,761,362	2,890,931	35,328	9,020,706

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
14.1	AIMT_Code of Business Conduct and Ethics revised

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIMMUNE THERAPEUTICS, INC.

Date: May 30, 2019	By:	/s/ Douglas T. Sheehy
Douglas T. Sheehy General Counsel and Secretary